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Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2003

Boston Properties, Inc.
Third Quarter 2003

INDEX

Page
Company Background	3
Investor Information	4-5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Funds Available for Distribution and Ratios	10
Capital Structure	11
Debt Analysis	12-15
Unconsolidated Joint Ventures	16-17
Portfolio Overview—Square Footage	18
Property Listing	19-22
Top 20 Tenants	23
Portfolio Overview	24
Occupancy Analysis	25
Office Properties—Lease Expiration Roll Out	26
Office/Technical Properties—Lease Expiration Roll Out	27
Industrial Properties—Lease Expiration Roll Out	28
Retail Properties—Lease Expiration Roll Out	29
Grand Total—Office, Office/Technical, Industrial and Retail Properties	30
Boston Area Lease Expiration Roll Out	31-32
Washington DC Area Lease Expiration Roll Out	33-34
San Francisco Area Lease Expiration Roll Out	35-36
New York Area Lease Expiration Roll Out	37-38
Princeton Area Lease Expiration Roll Out	39-40
Other Area Lease Expiration Roll Out	41-42
CBD/Suburban Lease Expiration Roll Out	43-44
Hotel Performance	45
Same Property Performance	46
Reconciliation to Same Property Performance	47
In-Service Property Performance	48
Capital Expenditures, Tenant Improvements and Leasing Commissions	49
Value Creation Pipeline—Acquisitions/Dispositions	50
Value Creation Pipeline—Development	51
Value Creation Pipeline—Land Parcels and Purchase Options	52
Definitions	53

        This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "expects," "plans," "estimates," "projects," "intends," "believes" and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties' control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company does not undertake a duty to update forward-looking statements, including its expected operating results for the fourth quarter of 2003 and the full year of 2004.

COMPANY BACKGROUND

        Boston Properties, Inc. (the "Company"), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings. Boston Properties is well known for its in-house building management expertise and responsiveness to tenants' needs.

        The Boston Properties Management Team is among the most distinguished in the REIT industry. This deep and talented team of twenty-eight individuals average twenty-four years of real estate experience and fifteen years with Boston Properties. Chairman Mortimer Zuckerman is nationally known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News. He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania. President and CEO Edward Linde serves on a number of corporate and philanthropic boards, including John Hancock Financial Services, Inc. the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable. He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration.

        Boston Properties' primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. The Company's targeted markets are characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities. Boston Properties' business strategy includes selectively acquiring assets which increase its penetration in the markets in which it has chosen to concentrate while exploring the sale of properties to take advantage of its value creation and the demand for its premier properties, which often results in high sale prices. The Company continues to enhance its balanced capital structure through its access to a variety of sources of capital. Additionally, Boston Properties is an investment grade rated company maintaining current senior unsecured debt ratings of BBB from Standard & Poor's, Baa2 from Moody's Investor Services and BBB from Fitch Ratings.

INVESTOR INFORMATION

Corporate Headquarters 111 Huntington Avenue Boston, MA 02199-7610 (617) 236-3300 (617) 236-3311 (fax) www.bostonproperties.com	Stock Exchange Listing New York Stock Exchange Trading Symbol BXP	Information Requests To request a standard Investor package or to be added to our quarterly distribution list: 617-236-3322 Investor_relations@bostonproperties.com
Key Management:
Mortimer B. Zuckerman	Chairman of the Board
Edward H. Linde	President, CEO and Director
Robert E. Burke	Executive Vice President, Operations
Douglas T. Linde	Senior Vice President, CFO and Treasurer
Raymond A. Ritchey	Executive Vice President, National Director of Acquisitions and Development
RESEARCH COVERAGE
EQUITY			DEBT
A.G. Edwards & Sons, Inc.	David AuBuchon	(314) 955-5452	Rating Agencies:
Banc of America Securities LLC	Lee Schalop	(212) 847-5677	Fitch Ratings	William Travers	(212) 908-0304
Bear Stearns & Company, Inc.	Ross Smotrich	(212) 272-8046	Moody's Investor Services	Lesia Bates Moss	(212) 553-4705
Credit Suisse First Boston, Inc.	Jay Habermann	(212) 538-5250	Standard & Poor's	James Fielding	(212) 438-2452
Deutsche Bank	Louis Taylor	(212) 250-4912
Friedman, Billings, Ramsey	David Loeb	(703) 469-1289	Analysts:
Goldman Sachs & Company	Carey Callaghan	(212) 902-4351	Banc of America Securities LLC	Chris Brown	(704) 386-2524
Green Street Advisors, Inc.	Jim Sullivan	(949) 640-8780	Bear, Stearns & Co., Inc.	Susan Berliner	(212) 272-2000
J.P. Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	BNP Paribas	Erich Marriott	(212) 841-3186
Lehman Brothers	David Shulman	(212) 526-3413	Credit Suisse First Boston, Inc.	Thierry Perrein	(212) 538-8618
McDonald Investments, Inc.	Anatole Pevnev	(216) 263-4783	Deutsche Bank Securities, Inc.	Scott O'Shea	(212) 250-7190
Merrill Lynch & Company, Inc.	Steve Sakwa	(212) 449-0335	J.P. Morgan Securities, Inc.	Mark Streeter	(212) 834-5086
Morgan Stanley & Co., Inc.	Greg Whyte	(212) 761-6331	Merrill Lynch & Company, Inc.	John Forrey	(212) 449-1812
Prudential Equity Group, Inc.	James Sullivan	(212) 778-2515	Smith Barney Citigroup	Thomas Cook	(212) 816-6000
RBC Capital Markets (US)	Jay Leupp	(415) 633-8588	U.S. Bancorp Piper Jaffray	Andrew Rosivach	(212) 284-9304
Smith Barney Citigroup	Jonathan Litt	(212) 816-0231
UBS Securities, LLC	Keith Mills	(212) 713-3098

        With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

TIMING

        Results for the fourth quarter 2003 will be announced in late January 2004.

Boston Properties, Inc.
Third Quarter 2003

COMMON STOCK DATA (NYSE:BXP)

        Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol "BXP." BXP's common stock has had the following characteristics (based on information reported by the New York Stock Exchange):

	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003	4th Quarter 2002	3rd Quarter 2002
High Price	$45.50	$44.51	$39.29	$37.43	$39.87
Low Price	$41.55	$38.65	$34.99	$33.93	$34.56
Average Price	$43.35	$41.36	$36.58	$36.50	$37.64
Closing Price, at the end of the quarter	$43.47	$43.80	$37.90	$36.86	$37.20
Dividends per share—annualized (1)	$2.52	$2.52	$2.44	$2.44	$2.44
Closing dividend yield—annualized	5.80%	5.75%	6.44%	6.62%	6.56%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	127,037	126,605	125,597	125,038	125,031
Closing market value of shares and units outstanding (thousands)	$5,522,298	$5,545,299	$4,760,126	$4,608,901	$4,651,153

(1)
Reflects dividend increase from $0.61 per share to $0.63 per share effective Q2 2003.

BPLP UNSECURED SENIOR NOTES

	5/22/2003		3/18/2003		1/17/2003		12/13/2002
Settlement Date	5/22/03		3/18/03		1/17/03		12/13/02
Principal Amount	$250,000,000		$300,000,000		$175,000,000		$750,000,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%
Coupon	5.000%		5.625%		6.250%		6.250%
Discount	99.329%		99.898%		99.763%		99.650%
Ratings:
Moody's	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013

Boston Properties, Inc.
Third Quarter 2003

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

        This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found on page 53.

	Three Months Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Income Items:
Revenue	$331,169(1)	$323,370(1)	$319,680 (1)	$333,597 (1)	$301,193 (1)
Straight line rent (SFAS 13)	$12,144	$10,687	$10,866	$11,938	$12,244
Fair value lease revenue (SFAS 141)(2)	$(577)	$(167)	$—	$—	$—
Lease termination fees (included in revenues)	$1,735	$1,419	$1,761	$3,724	$1,858
Capitalized interest	$4,954	$4,601	$4,453	$4,719	$4,684
Capitalized wages	$1,288	$1,325	$1,172	$1,057	$1,562
Operating Margins [(rental revenue—rental expenses)/rental revenue] (3)	67.1%	70.1%	68.3%	69.0%	67.0%
Net income available to common shareholders	$47,124	$63,236	$185,045	$260,146	$71,541
Funds from operations (FFO) available to common shareholders before net derivative gains/losses and after cash basis early surrender lease income (4)	$99,057	$103,360	$102,735	$113,464	$98,980
FFO per share before net derivative gains/losses and after cash basis early surrender lease income—diluted (4)	$0.98	$1.03	$1.03	$1.14	$1.00
Net income available to common shareholders per share—basic	$0.48	$0.66	$1.93	$2.73	$0.75
Net income available to common shareholders per share—diluted	$0.48	$0.64	$1.91	$2.70	$0.74
Dividends per share	$0.63	$0.63	$0.61	$0.61	$0.61
Funds available for distribution (FAD) (5)	$100,645	$103,611	$107,962	$112,377	$95,901
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (6)	2.55	2.64	2.65	2.87	2.70
Interest Coverage Ratio (including capitalized interest)—cash basis (6)	2.39	2.48	2.50	2.69	2.52
FFO Payout Ratio (7)	64.29%	61.17%	59.22%	53.51%	61.00%
FAD Payout Ratio (8)	74.48%	71.39%	65.77%	62.88%	73.44%
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Capitalization:
Total Debt	$4,920,343	$4,819,282	$4,980,113	$5,147,220	$5,466,692
Price @ Quarter End	$43.4700	$43.8000	$37.9000	$36.8600	$37.2000
Equity Value @ Quarter End	$5,522,298	$5,545,299	$4,760,126	$4,608,901	$4,651,153
Total Market Capitalization (9)	$10,442,641	$10,364,581	$9,740,239	$9,756,121	$10,117,845
Debt/Total Market Capitalization (9)	47.12%	46.50%	51.13%	52.76%	54.03%

(1)
Includes gross revenues from hotels of $17,542, $17,213, $13,246, $24,779 and $20,007 for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, and September 30, 2002, respectively.

(2)
Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(3)
Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $8,742, $6,459, $5,391, $6,476 and $6,329 for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(4)
For a quantitative reconciliation of the differences between FFO and net income available to common shareholders, see page 9.

(5)
For a quantitative reconciliation of the differences between FAD and FFO before net derivative gains/losses and after cash basis early surrender lease income, see page 10.

(6)
For additional detail, see page 10.

(7)
Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FFO per share before net derivative gains/losses and after cash basis early surrender lease income—diluted.

(8)
Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.

(9)
For additional detail, see page 53.

Boston Properties, Inc.
Third Quarter 2003

CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS
Real estate	$8,060,525	$7,863,035	$7,745,475	$7,781,684	$8,139,450
Development in progress	481,571	445,003	418,798	448,576	412,981
Land held for future development	232,361	218,045	216,537	215,866	213,769
Real estate held for sale	—	—	—	224,585	—
Less accumulated depreciation	(952,754)	(893,246)	(846,002)	(822,933)	(836,418)

Total real estate	7,821,703	7,632,837	7,534,808	7,847,778	7,929,782
Cash and cash equivalents	37,621	158,587	384,418	55,275	28,793
Escrows	27,992	18,187	20,804	41,906	28,200
Tenant and other receivables, net	21,813	21,185	23,193	20,458	48,716
Accrued rental income, net	175,063	160,586	148,034	165,321	156,818
Deferred charges, net	178,819	168,833	165,559	176,545	148,435
Prepaid expenses and other assets	57,012	22,090	30,144	18,015	38,752
Investments in unconsolidated joint ventures	88,632	93,904	101,794	101,905	101,819

Total assets	$8,408,655	$8,276,209	$8,408,754	$8,427,203	$8,481,315

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$3,450,112	$3,349,134	$3,758,406	$4,267,119	$4,422,692
Unsecured senior notes, net of discount	1,470,231	1,470,148	1,221,707	747,375	—
Unsecured bridge loan	—	—	—	105,683	1,000,000
Unsecured line of credit	—	—	—	27,043	44,000
Accounts payable and accrued expenses	69,940	49,299	63,319	73,846	69,097
Dividends and distributions payable	83,972	84,030	81,128	81,226	81,329
Interest rate contracts	9,875	12,677	13,663	14,514	15,115
Accrued interest payable	44,010	56,088	37,534	25,141	18,265
Minority interest in property partnership at fair value	12,019	—	—	—	—
Other liabilities	69,242	63,771	63,992	81,085	70,292

Total liabilities	5,209,401	5,085,147	5,239,749	5,423,032	5,720,790

Commitments and contingencies	—	—	—	—	—

Minority interests	827,537	857,058	860,182	844,581	804,229

Stockholders' Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 97,577,665, 97,028,911, 95,928,738, 95,362,990, and 95,273,202 outstanding, respectively	976	970	959	954	953
Additional paid-in capital	2,084,375	2,032,952	2,010,764	1,982,689	1,977,560
Earnings in excess of dividends/(dividends in excess of earnings)	312,868	327,222	325,114	198,586	(2,532)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(7,271)	(7,734)	(8,448)	(2,899)	(3,355)
Accumulated other comprehensive loss	(16,509)	(16,684)	(16,844)	(17,018)	(13,608)

Total stockholders' equity	2,371,717	2,334,004	2,308,823	2,159,590	1,956,296

Total liabilities and stockholders' equity	$8,408,655	$8,276,209	$8,408,754	$8,427,203	$8,481,315

Boston Properties, Inc.
Third Quarter 2003

CONSOLIDATED INCOME STATEMENTS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	30-Sep-03	30-Jun-03	31-Mar-03	31-Dec-02	30-Sep-02
Revenue:
Rental
Base Rent	$253,594	$248,848	$247,353	$253,948	$229,453
Recoveries from tenants	42,079	37,262	39,881	38,184	34,884
Parking and other	13,249	13,955	14,195	13,217	13,056

Total rental revenue	308,922	300,065	301,429	305,349	277,393
Hotel revenues	17,542	17,213	13,246	24,779	20,007
Development and management services	3,616	5,429	4,590	2,769	2,571
Interest and other	1,089	663	415	700	1,222

Total revenue	331,169	323,370	319,680	333,597	301,193

Expenses:
Operating	66,526	57,909	61,188	59,328	61,553
Real estate taxes	40,878	37,780	37,914	38,969	33,565
Hotel operating	12,829	12,258	11,171	17,562	13,524
General and administrative	11,183	11,028	11,399	12,703	9,956
Interest (1)	75,343	75,447	73,645	71,337	65,476
Depreciation and amortization	53,455	50,742	49,824	52,188	43,933
Net derivative (gains)/losses	(885)	991	932	1,461	5,284
Loss from early extinguishment of debt	—	—	1,474	2,386	—

Total expenses	259,329	246,155	247,547	255,934	233,291

Income before minority interests and income from unconsolidated joint ventures	71,840	77,215	72,133	77,663	67,902
Minority interest in property partnerships	563	245	397	162	720
Income from unconsolidated joint ventures	1,343	1,353	2,658	2,083	2,530

Income before minority interest in Operating Partnership	73,746	78,813	75,188	79,908	71,152
Minority interest in Operating Partnership (2)	(18,117)	(19,123)	(18,523)	(19,498)	(18,071)

Income before gains on sales of real estate and other assets	55,629	59,690	56,665	60,410	53,081
Gains on sales of real estate and other assets, net of minority interest	1,341	3,546	52,912	187,562	—

Income before gain on sales of land held for development	56,970	63,236	109,577	247,972	53,081
Gain on sales of land held for development, net of minority interest	—	—	—	—	3,644

Income before discontinued operations	56,970	63,236	109,577	247,972	56,725
Income from discontinued operations, net of minority interest	—	—	1,940	4,529	3,032
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	73,528	7,645	11,910

Income before cumulative effect of a change in accounting principle	56,970	63,236	185,045	260,146	71,667
Cumulative effect of a change in accounting principle, net of minority interest (3)	(9,846)	—	—	—	—

Income before preferred dividend	47,124	63,236	185,045	260,146	71,667
Preferred dividend	—	—	—	—	(126)

Net income available to common shareholders	$47,124	$63,236	$185,045	$260,146	$71,541

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$0.48	$0.66	$1.93	$2.73	$0.75

Net income available to common shareholders per share—diluted	$0.48	$0.64	$1.91	$2.70	$0.74

(1)
Interest expense is reported net of capitalized interest of $4,954, $4,601, $4,453, $4,719 and $4,684 for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.
(2)
Equals minority interest share of 18.08%, 17.45%, 17.62%, 17.69%, and 17.76% of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.
(3)
Represents the cumulative impact of the Company's adoption of SFAS No. 150, which required the Company to reflect the minority interest of a consolidated joint venture at its fair value.

        Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.
Third Quarter 2003

FUNDS FROM OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	30-Sep-03	30-Jun-03	31-Mar-03	31-Dec-02	30-Sep-02
Net income available to common shareholders	$47,124	$63,236	$185,045	$260,146	$71,541
Add:
Preferred dividend	—	—	—	—	126
Minority interest in Operating Partnership	18,117	19,123	18,523	19,498	18,071
Cumulative effect of a change in accounting principle, net of minority interest	9,846	—	—	—	—
Less:
Minority interest in property partnerships	563	245	397	162	720
Income from unconsolidated joint ventures	1,343	1,353	2,658	2,083	2,530
Gain on sales of real estate and other assets, net of minority interest	1,341	3,546	52,912	187,562	—
Gain on sales of land held for development, net of minority interest	—	—	—	—	3,644
Income from discontinued operations, net of minority interest	—	—	1,940	4,529	3,032
Gain on sales of real estate from discontinued operations, net of minority interest	—	—	73,528	7,645	11,910

Income before minority interests and income from unconsolidated joint ventures	71,840	77,215	72,133	77,663	67,902
Add:
Real estate depreciation and amortization (1)	54,606	52,338	51,791	56,072	46,971
Income from discontinued operations	—	—	2,355	5,503	3,687
Income from unconsolidated joint ventures	1,343	1,353	2,658	2,083	2,530
Loss from early extinguishment of debt associated with the sale of properties	—	—	1,474	2,386	—
Less:
Minority property partnership's share of funds from operations	805	842	866	1,390	521
Preferred dividends and distributions	5,183	5,852	5,771	5,926	6,162

Funds from operations (FFO)	121,801	124,212	123,774	136,391	114,407
Add (subtract):
Net derivative losses	(885)	991	932	1,461	5,284
Early surrender lease payments received — contractual basis	—	—	—	—	667

FFO before net derivative gains/losses and after early surrender lease payments received	$120,916	$125,203	$124,706	$137,852	$120,358

FFO available to common shareholders before net derivative gains/losses and after early surrender lease payments received (2)	$99,057	$103,360	$102,735	$113,464	$98,980

FFO per share before net derivative gains/losses and after cash basis early surrender lease income — basic	$1.02	$1.07	$1.07	$1.19	$1.04

Weighted average shares outstanding — basic	97,360	96,531	95,733	95,313	94,904

FFO per share before net derivative gains/losses and after early surrender lease payments received — diluted	$0.98	$1.03	$1.03	$1.14	$1.00

FFO per share after net derivative gains/losses and before early surrender lease payments received — diluted	$0.99	$1.02	$1.02	$1.13	$0.95

Weighted average shares outstanding — diluted	107,231	107,408	105,955	105,631	105,725

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO before net derivative gains/losses and after early surrender
lease income	$120,916	118,846	$125,203	116,931	$124,706	116,207	$137,852	115,800	$120,358	115,402
Effect of Dilutive Securities
Convertible Preferred Units	5,183	8,047	5,852	9,195	5,771	9,199	5,926	9,236	6,036	9,344
Convertible Preferred Stock	—	—	—	—	—	—	—	—	126	200
Stock Options and other	—	1,823	—	1,682	—	1,022	—	1,082	—	1,276

Diluted FFO before net derivative gains/losses and after early surrender lease payments received	$126,099	128,716	$131,055	127,808	$130,477	126,428	$143,778	126,118	$126,520	126,222

Company's share of diluted FFO before net derivative gains/losses and after early surrender lease payments received (3)	$105,051	107,231	$110,137	107,408	$109,348	105,955	$120,422	105,631	$105,974	105,725

FFO per share before net derivative gains/losses and after early surrender lease payments received — basic	$1.02		$1.07		$1.07		$1.19		$1.04

FFO per share before net derivative gains/losses and after early surrender lease payments received — diluted	$0.98		$1.03		$1.03		$1.14		$1.00

(1)
Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,821, $2,266, $2,514, $2,848 and $2,170 less corporate related depreciation of $670, $670, $674, $733 and $733 for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(2)
Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002 was 81.92%, 82.55%, 82.38%, 82.31%, and 82.24%, respectively.

(3)
Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002 was 83.31%, 84.04%, 83.81%, 83.76% and 83.76%, respectively.

Boston Properties, Inc.
Third Quarter 2003

Funds Available for Distribution (FAD)
(in thousands)

	Three Months Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Funds from operations (FFO) before net derivative gains/losses and after cash basis early surrender lease income (see page 9)	$120,916	$125,203	$124,706	$137,852	$120,358
Add: Non real estate depreciation	670	670	674	733	733
Fair value lease revenue (SFAS 141)	577	167	—	—	—
Less: Straight-line rent	(12,144)	(10,687)	(10,866)	(11,938)	(12,244)
Recurring capital expenditures	(3,415)	(4,726)	(1,960)	(5,909)	(4,266)
Hotel improvements, equipment upgrades and replacements	(353)	(911)	(405)	(188)	(394)
2nd generation tenant improvements and leasing commissions	(5,606)	(6,105)	(4,187)	(8,173)	(8,286)

Funds available for distribution (FAD)	$100,645	$103,611	$107,962	$112,377	$95,901

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$71,840	$77,215	$72,133	$77,663	$67,902
Add:
Discontinued operations	—	—	2,355	5,503	3,687
Interest expense	75,343	75,447	73,645	71,337	65,476
Depreciation	53,455	50,742	49,824	52,188	43,933
Net derivative (gains)/losses	(885)	991	932	1,461	5,284
Prepayment penalty	—	—	1,474	2,386	—
Income from unconsolidated joint ventures	1,343	1,353	2,658	2,083	2,530
Discontinued Operations — depreciation	—	—	127	1,781	1,601
Discontinued Operations — interest expense	—	—	296	809	2,949
Fair value lease revenue (SFAS 141)	577	167	—	—	—
Less:
Straight-line rent	(12,144)	(10,687)	(10,866)	(11,938)	(12,244)

Subtotal	189,529	195,228	192,578	203,273	181,118
Divided by:
Interest expense (1)	74,214	74,077	72,352	69,901	64,202
Interest expense — discontinued operations	—	—	296	809	2,949

Total interest expense	74,214	74,077	72,648	70,710	67,151
Interest Coverage Ratio	2.55	2.64	2.65	2.87	2.70

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$71,840	$77,215	$72,133	$77,663	$67,902
Add:
Discontinued operations	—	—	2,355	5,503	3,687
Interest expense	75,343	75,447	73,645	71,337	65,476
Depreciation	53,455	50,742	49,824	52,188	43,933
Net derivative (gains)/losses	(885)	991	932	1,461	5,284
Prepayment penantly	—	—	1,474	2,386	—
Income from unconsolidated joint ventures	1,343	1,353	2,658	2,083	2,530
Discontinued Operations — depreciation	—	—	127	1,781	1,601
Discontinued Operations — interest expense	—	—	296	809	2,949
Fair value lease revenue (SFAS 141)	577	167	—	—	—
Less:
Straight-line rent	(12,144)	(10,687)	(10,866)	(11,938)	(12,244)

Subtotal	189,529	195,228	192,578	203,273	181,118
Divided by:
Interest expense (1) (2)	79,168	78,678	76,805	74,763	68,867
Interest expense — discontinued operations	—	—	296	809	2,949

Total interest expense	79,168	78,678	77,101	75,572	71,816

Interest Coverage Ratio	2.39	2.48	2.50	2.69	2.52

(1)
Excludes amortization of financing costs of $1,129, $1,370, $1,293, $1,436 and $1,274 for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(2)
Includes capitalized interest of $4,954, $4,601, $4,453, $4,719 and $4,684 for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 31, 2002, respectively.

Boston Properties, Inc.
Third Quarter 2003

CAPITAL STRUCTURE

Debt
(in thousands)

Aggregate Principal September 30, 2003
Mortgage Notes Payable	$3,450,112
Unsecured Senior Notes, net of discount	1,470,231
Unsecured Line of Credit	—

Total Debt	$4,920,343

Equity
(in thousands)

	Shares & Units Outstanding	Common Stock Equivalents	Equivalent (1)
Common Stock	97,578	97,578	$4,241,716
Operating Partnership Units	22,372	22,372	972,511
Preferred Operating Partnership Units
Series Two	5,401	7,087	308,071

Total Equity		127,037	$5,522,298

Total Market Capitalization			$10,442,641

(1)
Value based on September 30, 2003 closing price of $43.47 per share of common stock.

Boston Properties, Inc.
Third Quarter 2003

DEBT ANALYSIS

Debt Maturities and Principal Payments
(in thousands)

	2003 (1)	2004	2005	2006	2007	Thereafter	Total
Amount	$11,589	$424,116	$308,384	$306,983	$185,171	$3,684,100	$4,920,343
Weighted Average Rate	7.07%	4.20%	6.56%	6.27%	6.59%	6.66%	6.41%

(1)
Consists of remaining portion of 2003.

Unsecured Debt
Unsecured Line of Credit — Matures January 17, 2006
(in thousands)

Facility	Outstanding @9/30/03	Letters of Credit	Remaining Capacity @9/30/03
$605,000	$—	$6,670	$598,330

Unsecured Senior Notes
(in thousands)

Face Amount @9/30/03	Amount net of discount @9/30/03
$1,475,000	$1,470,231

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.88%	5.95%	10.2 years
Secured Debt	70.12%	6.61%	5.2 years

Total Debt	100.00%	6.41%	6.7 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	6.95%	3.02%	1.3 years
Fixed Rate Debt	93.05%	6.67%	7.1 years

Total Debt	100.00%	6.41%	6.7 years

Boston Properties, Inc.
Third Quarter 2003

Senior Unsecured Debt Covenant Compliance Ratios
(in thousands)

        In the fourth quarter of 2002 the Company's operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

        This section presents such ratios as of September 30, 2003 to show that the Company's operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

September 30, 2003
Total Assets:
Capitalized Property Value	$10,134,625
Cash and Cash Equivalents	37,621
Undeveloped Land, at Cost	232,361
Development in Process, at Cost (including Joint Venture %)	501,530

Total Assets	$10,906,137

Unencumbered Assets	$4,332,181

Secured Debt (Fixed and Variable) (1)	$3,438,204
Joint Venture Debt	158,682
Contingent Liabilities & Letters of Credit	19,740
Unsecured Debt (2)	1,475,000

Total Outstanding Debt	$5,091,626

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$71,840
Add: Interest Expense (per Consolidated Income Statement)	75,343
Add: Depreciation and Amortization (per Consolidated Income Statement)	53,455
Less: Net derivative gains/losses (SFAS No. 133) (per Consolidated Income Statement)	(885)

EBITDA	199,753
Add: Company share of unconsolidated joint venture EBITDA	7,510

Consolidated EBITDA	$207,263
Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$75,343
Add: Company share of unconsolidated joint venture interest expense	3,552
Less: amortization of financing costs	(1,129)

Adjusted Interest Expense	$77,766

Covenant Ratios	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	46.7%
Secured Debt/Total Assets	Less than 50%	33.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.67
Unencumbered Assets/ Unsecured Debt	Greater than 150%	293.7%

Unencumbered Consolidated EBITDA		$83,504

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.76

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		40.3%

# of unencumbered properties		71

(1)
Excludes Fair Value Adjustment of $11.9 million.
(2)
Excludes Debt Discount of $4.8 million.

Boston Properties, Inc.
Third Quarter 2003

DEBT MATURITIES AND PRINCIPAL PAYMENTS
(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total
Citigroup Center	$1,480	$6,191	$6,651	$7,145	$7,676	$483,253	$512,396
Times Square Tower	—	310,362	—	—	—	—	310,362
Embarcadero Center One, Two and Federal Reserve	1,152	4,809	5,141	5,496	5,877	278,913	301,388
Prudential Center	1,115	4,591	4,919	5,256	5,619	259,705	281,205
280 Park Avenue	720	3,022	3,261	3,519	3,798	248,794	263,114
599 Lexington Avenue	—	—	225,000	—	—	—	225,000
Embarcadero Center Four	856	3,544	3,797	4,061	4,346	129,711	146,315
Embarcadero Center Three	565	2,351	2,506	2,671	132,726	—	140,819
Riverfront Plaza	697	2,905	3,104	3,314	3,540	95,327	108,887
Democracy Center	470	1,961	2,103	2,257	2,421	93,728	102,940
Embarcadero Center West Tower	372	1,546	1,649	90,415	—	—	93,982
100 East Pratt Street	462	1,964	2,100	2,246	2,401	78,105	87,278
One Freedom Square	432	1,792	1,896	2,005	2,122	75,886	84,133
601 and 651 Gateway Boulevard	—	—	—	82,163	—	—	82,163
One & Two Reston Overlook	210	65,908	—	—	—	—	66,118
202, 206 & 214 Carnegie Center	156	663	719	780	845	58,217	61,380
New Dominion Technology Park, Building One	—	91	654	1,282	1,378	54,042	57,447
Reservoir Place	385	1,321	1,400	1,484	1,572	50,258	56,420
Capital Gallery	333	1,404	1,524	50,651	—	—	53,912
504, 506 & 508 Carnegie Center	257	1,052	1,136	1,221	1,314	40,915	45,895

Boston Properties, Inc.
Third Quarter 2003

DEBT MATURITIES AND PRINCIPAL PAYMENTS
(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total
10 & 20 Burlington Mall Rd & 91 Hartwell	110	688	741	795	855	35,589	38,778
10 Cambridge Center	144	607	659	715	777	31,436	34,338
New Dominion Technology Park, Bldg. 2	—	—	31,515	—	—	—	31,515
1301 New York Avenue	313	1,315	1,417	1,531	1,651	23,409	29,636
Sumner Square	124	518	557	599	645	26,936	29,379
Eight Cambridge Center	133	557	601	649	702	24,486	27,128
510 Carnegie Center	142	588	635	683	735	23,519	26,302
Lockheed Martin Building	155	641	685	732	782	21,799	24,794
University Place	168	702	752	806	864	20,338	23,630
Reston Corporate Center	149	612	654	698	745	20,523	23,381
NIMA Building	128	530	566	604	644	17,785	20,257
Bedford Business Park	163	690	751	818	890	16,859	20,171
191 Spring Street	34	443	482	18,773	—	—	19,732
101 Carnegie Center	90	375	406	6,622	—	—	7,493
Montvale Center	42	173	189	6,762	—	—	7,166
Hilltop Business Center	32	200	214	230	246	4,336	5,258

	11,589	424,116	308,384	306,983	185,171	2,213,869	3,450,112

Unsecured Senior Notes	—	—	—	—	—	1,470,231	1,470,231
Unsecured Line of Credit	—	—	—	—	—	—	—

	$11,589	$424,116	$308,384	$306,983	$185,171	$3,684,100	$4,920,343

Boston Properties, Inc.
Third Quarter 2003

UNCONSOLIDATED JOINT VENTURES
Miscellaneous Balance Sheet Information
(unaudited and in thousands)
as of September 30, 2003

	Market Square North	Metropolitan Square	140 Kendrick Street	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined
Total Equity (2)	$10,818	$32,085	$5,446	$23,113	$14,170	$3,000	$88,632

Mortgage/Construction loans payable (2)	$48,046	$69,305	$13,953	$18,897	$8,481	$—	$158,682

BXP's nominal ownership percentage	50.00%	51.00%	25.00%	35.00%	25.00%	50.00%

Results of Operations
(unaudited and in thousands)
for the three months ended September 30, 2003

	One Freedom Square (3)	Market Square North	Metropolitan Square	140 Kendrick Street		265 Franklin Street	Two Freedom Square (3)	901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined
REVENUE
Total revenue	$1,393	$5,133	$6,287	$2,805		$3,540	$1,477	$—	$—	$20,635	(4)

EXPENSES
Operating	236	1,519	2,142	474		1,850	219	—	—	6,440

SUBTOTAL	1,157	3,614	4,145	2,331		1,690	1,258	—	—	14,195
Interest	551	1,861	2,824	1,054		348	245	—	—	6,883
Depreciation and amortization	281	1,348	1,162	350		693	206	—	—	4,040

NET INCOME	$325	$405	$159	$927		$649	$807	$—	$—	$3,272

BXP's share of net income	$81	$203	$81	$347	(5)	$227	$404	$—	$—	$1,343
BXP's share of depreciation & amortization	70	674	593	138		243	103	—	—	1,821

BXP's share of Funds from Operations (FFO)	$151	$877	$674	$485	(5)	$470	$507	$—	$—	$3,164

(1)
Property is currently not in operation (i.e., under construction or undeveloped land).

(2)
Represents the Company's share.

(3)
The Company acquired the remaining outside interests in these joint ventures on August 5, 2003.

(4)
The impact of the straight-line rent adjustment increased revenue by $1,140 for the three months ended September 30, 2003.

(5)
Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.
Third Quarter 2003

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments
(in thousands)

	2003	2004	2005	2006	2007	Thereafter	Total
Amount	$423	$20,678	$10,406	$2,085	$2,255	$122,835	$158,682
Weighted Average Rate	7.91%	2.89%	3.73%	7.91%	7.91%	7.96%	7.02%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	17.25%	2.53%	1.4	years
Fixed Rate Debt	82.75%	7.96%	7.2	years

Total Debt	100.00%	7.02%	6.2	years

Debt Maturities and Principal Payments by Property
(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total
Metropolitan Square (51%)*	$182	$764	$830	$901	$978	$65,650	$69,305
Market Square North (50%)*	204	860	926	1,001	1,080	43,975	48,046
265 Franklin Street (35%)*	—	18,897	—	—	—	—	18,897
140 Kendrick Street (25%)*	37	157	169	183	197	13,210	13,953
901 New York Avenue (25%)*	—	—	8,481	—	—	—	8,481

	$423	$20,678	$10,406	$2,085	$2,255	$122,835	$158,682

(*)
All amounts represent the Company's share.

Boston Properties, Inc.
Third Quarter 2003

PORTFOLIO OVERVIEW — SQUARE FOOTAGE
Rentable Square Footage of In-Service Properties by Location and Type of Property

Geographic Area	Office (1)		Office/Technical	Industrial	Total	% of Total
Greater Boston	7,804,587	(2)	545,206	169,273	8,519,066	27.29%
Greater Washington	6,249,534	(3)	970,865	—	7,220,399	23.13%
Greater San Francisco	4,715,032		144,366	60,000	4,919,398	15.76%
Midtown Manhattan	6,546,093		—	—	6,546,093	20.97%
Princeton/East Brunswick, NJ	2,316,023		—	—	2,316,023	7.42%
Baltimore, MD	635,223		—	—	635,223	2.03%
Richmond, VA	900,137		—	—	900,137	2.88%
Bucks County, PA	—		—	161,000	161,000	0.52%

	29,166,629		1,660,437	390,273	31,217,339	100.00%

% of Total	93.43%		5.32%	1.25%	100.00%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	30,812	9,318,846

(1)
Includes approximately 1,300,000 square feet of retail space.

(2)
Includes 344,126 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3)
Includes 585,220 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.
Third Quarter 2003

In-Service Property Listing
as of September 30, 2003

Greater Boston	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Office
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,175,739	90.8%	$38.07	Y	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	853,672	99.0%	49.12	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	504,488	80.1%	39.69	Y	CBD
(1) The Shops at the Prudential Center	CBD Boston MA	1	535,755	95.7%	50.47	Y	CBD
(2) Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,126	74.6%	54.88	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	93.5%	44.20	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.56	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.87	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	32.39	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	43.49	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	36.76	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,165	80.0%	32.48	Y	S
204 Second Avenue	Route 128 Mass Turnpike MA	1	40,974	52.7%	36.56	N	S
140 Kendrick Street (25% ownership)	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.53	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	56.0%	25.50	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	85.1%	29.98	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.17	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.15	N	S
(2) Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,354	56.3%	28.40	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,960	89.3%	28.94	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.70	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.38	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,486	79.6%	34.43	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.99	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	8.92	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	30.46	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,735	83.0%	29.62	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.04	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	35.95	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	32.91	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.45	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	19.33	N	S
Newport Office Park	Route 128 South MA	1	168,829	44.6%	25.38	N	S

		41	7,804,587	88.5%	$37.32

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.95	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	12.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	10.55	N	S

		5	545,206	100.0%	$15.84

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	169,273	0.0%	—	N	S

	Total Greater Boston:	47	8,519,066	87.5%

(1)
93,856 square feet of space is unencumbered.

(2)
Not included in same property analysis

Boston Properties, Inc.
Third Quarter 2003

In-Service Property Listing
as of September 30, 2003

Greater Washington, DC		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Office
	Capital Gallery	Southwest Washington DC	1	396,894	100.0%	$37.68	Y	CBD
	500 E Street, N.W.	Southwest Washington DC	1	242,769	100.0%	33.65	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	585,220	98.2%	40.01	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.49	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	45.07	Y	CBD
	Sumner Square	CBD Washington DC	1	207,620	100.0%	35.15	Y	CBD
	Decoverly Two	Montgomery County MD	1	77,747	100.0%	24.79	N	S
	Decoverly Three	Montgomery County MD	1	77,040	93.1%	25.92	N	S
	Democracy Center	Montgomery County MD	3	680,644	87.0%	30.45	Y	S
	Montvale Center	Montgomery County MD	1	120,823	85.8%	24.45	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	33.10	N	S
	Orbital Sciences 1&3	Loudoun County	2	176,726	100.0%	23.67	N	S
	Orbital Sciences 2	Loudoun County	1	160,502	100.0%	24.01	N	S
	The Arboretum	Fairfax County VA	1	95,584	100.0%	26.34	N	S
(1)	One Freedom Square	Fairfax County VA	1	410,308	100.0%	34.34	Y	S
(1)	Two Freedom Square	Fairfax County VA	1	422,504	99.6%	34.13	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.46	Y	S
	Two Reston Overlook	Fairfax County VA	1	131,594	82.2%	32.91	Y	S
(1)	One Discovery Square	Fairfax County VA	1	181,019	100.0%	36.68	N	S
(1)	Two Discovery Square	Fairfax County VA	1	185,970	92.8%	32.21	N	S
	New Dominion Technology Park	Fairfax County VA	1	235,201	100.0%	26.86	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
	Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	Y	S
	NIMA Building	Fairfax County VA	1	263,870	100.0%	29.44	Y	S

			28	6,249,534	97.4%	$32.90

Office/Technical
(1)	Broad Run Business Park	Loudoun County	1	127,226	54.7%	22.18	N	S
	Sugarland Business Park, Building One	Fairfax County VA	1	52,797	22.8%	22.67	N	S
	Sugarland Business Park, Building Two	Fairfax County VA	1	59,215	65.9%	20.69	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	82.3%	15.59	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.97	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.43	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.88	N	S
	8000 Grainger Court	Fairfax County VA	1	90,465	36.9%	16.20	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.63	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.52	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.17	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	17.82	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.51	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.86	N	S

			14	970,865	80.0%	$17.60

		Total Greater Washington:	42	7,220,399	95.1%

(1)
Not included in same property analysis

Boston Properties, Inc.
Third Quarter 2003

In-Service Property Listing
as of September 30, 2003

Midtown Manhattan	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Office
599 Lexington Avenue	Park Avenue NY	1	1,019,341	95.4%	$64.14	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,170,080	98.5%	57.28	Y	CBD
Citigroup Center	Park Avenue NY	1	1,576,803	99.9%	60.62	Y	CBD
(1) 399 Park Avenue	Park Avenue NY	1	1,678,090	99.5%	70.36	N	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	53.22	N	CBD

	Total Midtown Manhattan:	5	6,546,093	98.9%	$61.81

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.19	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	85.2%	33.07	N	S
105 Carnegie Center	Princeton NJ	1	69,648	100.0%	29.39	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	27.42	N	S
202 Carnegie Center	Princeton NJ	1	128,730	97.6%	30.78	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	28.98	Y	S
210 Carnegie Center	Princeton NJ	1	161,112	100.0%	30.82	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	25.51	N	S
212 Carnegie Center	Princeton NJ	1	148,233	98.5%	32.47	N	S
214 Carnegie Center	Princeton NJ	1	150,416	95.4%	29.38	Y	S
302 Carnegie Center	Princeton NJ	1	65,135	95.5%	31.65	N	S
502 Carnegie Center	Princeton NJ	1	116,374	95.3%	32.64	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	27.67	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	88.3%	29.82	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	27.73	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.30	Y	S
One Tower Center	East Brunswick NJ	1	411,150	84.3%	34.09	N	S

	Total Princeton/East Brunswick, NJ:	16	2,316,023	95.0%	$30.31

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	836,584	96.2%	$42.81	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,219	86.9%	47.06	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	773,693	86.3%	42.04	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,432	91.1%	62.78	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	99.8%	49.19	Y	CBD
West Tower	CBD San Francisco CA	1	473,774	98.6%	44.22	Y	CBD
(1) 611 Gateway	South San Francisco CA	1	250,825	0.0%	—	N	S
601 and 651 Gateway	South San Francisco CA	2	514,913	81.8%	34.76	Y	S

		9	4,715,032	85.7%	$47.17

Office/Technical

Hilltop Office Center	South San Francisco CA	9	144,366	74.9%	$14.10	Y	S

Industrial
560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.62	N	S
430 Rozzi Place	South San Francisco CA	1	20,000	100.0%	12.09	N	S

		2	60,000	100.0%	$11.11

	Total Greater San Francisco:	20	4,919,398	85.5%

(1)
Not included in same property analysis

Boston Properties, Inc.
Third Quarter 2003

In-Service Property Listing
as of September 30, 2003

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD
Office

100 East Pratt Street	Baltimore MD	1	635,223	98.5%	$30.70	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	900,137	88.9%	$24.84	Y	CBD

Bucks County, PA
Industrial
38 Cabot Boulevard	Bucks County PA	1	161,000	100.0%	$4.81	N	S

	Total In-Service Properties:	133	31,217,339	92.2%

Boston Properties, Inc.
Third Quarter 2003

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	U.S. Government	1,397,980		4.48%
2	Citibank, N.A.	1,231,068		3.94%
3	Ernst and Young	1,064,939		3.41%
4	Shearman & Sterling	585,808		1.88%
5	Lockheed Martin Corporation	570,314		1.83%
6	Gillette Company	485,932		1.56%
7	Parametric Technology Corp.	470,987	(1)	1.51%
8	Wachovia	456,533		1.46%
9	Lehman Brothers	436,723		1.40%
10	Washington Group International	365,245		1.17%
11	Deutsche Bank Trust	346,617		1.11%
12	Orbital Sciences Corporation	337,228		1.08%
13	TRW, Inc.	309,689		0.99%
14	T. Rowe Price Associates, Inc.	304,129		0.97%
15	Hunton & Williams	296,671		0.95%
16	Kirkland & Ellis	294,821		0.94%
17	Digitas	279,182		0.89%
18	Bingham McCutchen	267,905		0.86%
19	Accenture	265,622		0.85%
20	Tellabs Operations	259,918		0.83%
	Total % of Portfolio Square Feet			32.12%
	Total % of Portfolio Revenue			35.18%

Major Signed Deals for Future Development

Tenant	Property	Sq. Ft.
U.S. Government	New Dominion Tech.	257,400
Finnegan Henderson Farabow Garrett & Dunner, LLP	901 New York Ave.	251,337
O'Melveny & Myers	Times Square Tower	220,887

(1)
Includes 380,987 square feet of space in a property in which Boston Properties has a 25% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*
The classification of the Company's tenants is based on the U.S. Government's North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.
Third Quarter 2003

PORTFOLIO OVERVIEW

Percentage of Rental Revenues Less Operating Expenses and Real Estate Taxes for In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2003

Geographic Area	Office (1)	Office/ Technical	Industrial	Hotel	Total
Greater Boston	20.8%	0.8%	—	2.3%	23.9%
Greater Washington	16.0%	1.1%	—	—	17.0%
Greater San Francisco	15.3%	—	0.1%	—	15.4%
Midtown Manhattan	35.0%	—	—	—	35.0%
Princeton/East Brunswick, NJ	5.0%	—	0.1%	—	5.1%
Baltimore, MD	1.8%	—	—	—	1.8%
Richmond, VA	1.8%	—	—	—	1.8%
Bucks County, PA	—	—	—	—	—

Total	95.6%	1.9%	0.2%	2.3%	100.0%

Geographic Area	CBD	Suburban	Total
Greater Boston	17.0%	6.9%	23.9%
Greater Washington	5.0%	12.0%	17.0%
Greater San Francisco	13.6%	1.7%	15.3%
Midtown Manhattan	35.0%	—	35.0%
Princeton/East Brunswick, NJ	—	5.1%	5.1%
Baltimore, MD	1.8%	—	1.8%
Richmond, VA	1.8%	—	1.8%
Bucks County, PA	—	0.1%	0.1%

Total	74.2%	25.8%	100.0%

(1) Includes retail space at Prudential Center and Embarcadero Center.

Boston Properties, Inc.
Third Quarter 2003

OCCUPANCY ANALYSIS

Same Property Occupancy—By Location
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Greater Boston	92.3%	93.1%	84.2%	95.1%	88.6%	94.0%
Greater Washington	99.5%	99.6%	92.9%	96.5%	95.2%	97.6%
Midtown Manhattan	98.6%	98.6%	—	—	98.6%	98.6%
Baltimore, MD	98.5%	98.2%	—	—	98.5%	98.2%
Princeton/East Brunswick, NJ	—	—	95.0%	93.0%	95.0%	93.0%
Richmond, VA	88.9%	92.0%	—	—	88.9%	92.0%
Greater San Francisco	91.6%	93.8%	60.7%	64.4%	85.5%	88.1%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	94.9%	95.8%	87.7%	92.5%	92.0%	94.5%

Same Property—By Type of Property
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Total Office Portfolio	94.9%	95.8%	88.9%	91.9%	92.8%	94.4%
Total Office/Technical Portfolio	100.0%	100.0%	88.0%	94.7%	88.5%	95.0%
Total Industrial Portfolio	—	—	56.6%	100.0%	56.6%	100.0%

Total Portfolio	94.9%	95.8%	87.7%	92.5%	92.0%	94.5%

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE OFFICE PROPERTIES

Lease Expirations
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups p.s.f.	Percentage of Total Square Feet
2003	460,096	$15,611,328	$33.93	$15,611,328	$33.93	1.65%
2004	1,863,303	75,138,566	40.33	75,269,801	40.40	6.69%
2005	2,271,106	84,369,599	37.15	85,730,089	37.75	8.15%
2006	2,910,482	120,169,346	41.29	123,415,280	42.40	10.44%
2007	2,035,274	79,252,003	38.94	82,675,081	40.62	7.30%
2008	1,448,094	62,313,825	43.03	64,790,712	44.74	5.20%
2009	2,758,876	104,958,044	38.04	112,754,890	40.87	9.90%
2010	1,631,917	71,394,248	43.75	78,967,016	48.39	5.86%
2011	2,673,009	109,370,521	40.92	125,287,261	46.87	9.59%
2012	2,093,045	97,010,634	46.35	105,087,278	50.21	7.51%
Thereafter	5,672,395	273,074,052	48.14	327,484,728	57.73	20.35%
Occupancy By Location*
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Greater Boston	92.2%	92.7%	83.7%	94.4%	88.5%	93.5%
Greater Washington	99.5%	99.6%	96.5%	97.9%	97.4%	98.7%
Midtown Manhattan	98.9%	98.2%	—	—	98.9%	98.2%
Baltimore, MD	98.5%	97.2%	—	—	98.5%	97.2%
Princeton/East Brunswick, NJ	—	—	95.0%	93.0%	95.0%	93.0%
Richmond, VA	88.9%	92.0%	—	—	88.9%	92.0%
Greater San Francisco	91.6%	93.8%	55.0%	57.2%	85.7%	87.9%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	95.3%	96.2%	89.1%	92.5%	93.0%	95.0%

*
Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE OFFICE/TECHNICAL PROPERTIES
Lease Expirations
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups – p.s.f.	Percentage of Total Square Feet
2003	14,100	$239,599	$16.99	$239,599	$16.99	0.85%
2004	98,546	1,787,360	18.14	1,795,467	18.22	5.93%
2005	156,284	2,235,477	14.30	2,294,794	14.68	9.41%
2006	300,104	4,369,484	14.56	4,408,037	14.69	18.07%
2007	317,912	5,566,352	17.51	5,915,503	18.61	19.15%
2008	61,338	1,351,067	22.03	1,387,593	22.62	3.69%
2009	—	—	—	—	—	—
2010	79,971	1,169,716	14.63	1,171,896	14.65	4.82%
2011	137,321	2,378,584	17.32	2,578,584	18.78	8.27%
2012	72,362	1,635,627	22.60	1,817,191	25.11	4.36%
Thereafter	205,304	3,680,039	17.92	4,291,374	20.90	12.36%
Occupancy By Location
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	80.0%	93.1%	80.0%	93.1%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	74.9%	87.5%	74.9%	87.5%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	85.5%	94.8%	86.1%	95.0%

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE INDUSTRIAL PROPERTIES
Lease Expirations
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups – p.s.f.	Percentage of Total Square Feet
2003	—	$—	$—	$—	$—	—
2004	201,000	1,199,258	5.97	1,208,858	6.01	51.50%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	20,000	241,890	12.09	260,859	13.04	5.12%
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—
Occupancy By Location
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Greater Boston	—	—	0.0%	100.0%	0.0%	100.0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	—	—	56.6%	100.0%	56.6%	100.0%

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE RETAIL PROPERTIES
Lease Expirations
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups – p.s.f.	Percentage of Total Square Feet
2003	30,940	$2,208,541	$71.38	$2,213,059	$71.53	2.38%
2004	76,004	5,920,231	77.89	5,809,735	76.44	5.85%
2005	106,602	4,786,977	44.91	4,828,942	45.30	8.21%
2006	58,475	3,031,003	51.83	3,053,572	52.22	4.50%
2007	44,722	2,208,770	49.39	2,329,564	52.09	3.44%
2008	80,995	3,927,609	48.49	4,079,165	50.36	6.24%
2009	40,371	1,882,762	46.64	1,961,945	48.60	3.11%
2010	83,166	3,400,687	40.89	3,827,111	46.02	6.40%
2011	42,241	2,642,233	62.55	3,059,400	72.43	3.25%
2012	103,652	4,936,019	47.62	5,577,803	53.81	7.98%
Thereafter	631,547	32,323,002	51.18	39,959,231	63.27	48.63%

Boston Properties, Inc.
Third Quarter 2003

GRAND TOTAL OF ALL IN-SERVICE PROPERTIES
Lease Expiration
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups – p.s.f.	Percentage of Total Square Feet
2003	505,136	$18,059,468	$35.75	$18,063,986	$35.76	1.6%
2004	2,238,853	84,045,414	37.54	84,083,861	37.56	7.2%
2005	2,533,992	91,392,053	36.07	92,853,825	36.64	8.1%
2006	3,269,061	127,569,833	39.02	130,876,889	40.04	10.5%
2007	2,417,908	87,269,016	36.09	91,181,006	37.71	7.7%
2008	1,590,427	67,592,500	42.50	70,257,471	44.18	5.1%
2009	2,799,247	106,840,806	38.17	114,716,836	40.98	9.0%
2010	1,795,054	75,964,652	42.32	83,966,023	46.78	5.8%
2011	2,852,571	114,391,338	40.10	130,925,245	45.90	9.1%
2012	2,269,059	103,582,279	45.65	112,482,271	49.57	7.3%
Thereafter	6,439,692	307,534,238	47.76	369,810,584	57.43	20.6%
Occupancy By Location
	CBD		Suburban		Total
Location
	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02
Greater Boston	92.4%	92.8%	82.1%	95.3%	87.5%	94.0%
Greater Washington	99.5%	99.6%	93.4%	97.0%	95.1%	98.1%
Midtown Manhattan	98.9%	98.2%	—	—	98.9%	98.2%
Baltimore, MD	98.5%	97.2%	—	—	98.5%	97.2%
Princeton/East Brunswick, NJ	—	—	95.0%	93.0%	95.0%	93.0%
Richmond, VA	88.9%	92.0%	—	—	88.9%	92.0%
Greater San Francisco	91.6%	93.8%	60.7%	71.0%	85.5%	88.6%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	95.3%	96.2%	87.7%	93.2%	92.2%	95.1%

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER BOSTON PROPERTIES
Lease Expirations—Greater Boston
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	24,416	$1,022,730	$41.89	$1,022,731	$41.89	—	$—	$—	$—	$—
2004	359,728	12,537,257	34.85	12,568,411	34.94	—	—	—	—	—
2005	808,839	32,148,679	39.75	32,505,102	40.19	—	—	—	—	—
2006	526,783	18,583,562	35.28	18,683,040	35.47	253,704	3,631,745	14.31	3,631,745	14.31
2007	464,403	17,829,480	38.39	19,124,694	41.18	144,140	1,940,579	13.46	2,233,859	15.50
2008	472,742	15,036,715	31.81	16,041,522	33.93	—	—	—	—	—
2009	1,017,325	37,142,146	36.51	40,100,431	39.42	—	—	—	—	—
2010	197,403	6,814,517	34.52	7,629,593	38.65	—	—	—	—	—
2011	788,262	28,926,068	36.70	34,249,680	43.45	80,000	1,582,874	19.79	1,782,874	22.29
2012	608,127	22,200,272	36.51	24,567,759	40.40	72,362	1,635,627	22.60	1,817,191	25.11
Thereafter	882,608	36,104,692	40.91	42,246,129	47.87	—	—	—	—	—
	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	9,777	$1,229,150	$125.72	$1,216,598	$124.43
2004	—	—	—	—	—	41,820	4,214,114	100.77	4,103,618	98.13
2005	—	—	—	—	—	68,221	2,760,122	40.46	2,760,818	40.47
2006	—	—	—	—	—	14,999	1,023,580	68.24	1,024,745	68.32
2007	—	—	—	—	—	2,307	188,738	81.81	183,589	79.58
2008	—	—	—	—	—	13,965	1,089,231	78.00	1,071,231	76.71
2009	—	—	—	—	—	8,408	477,863	56.83	488,453	58.09
2010	—	—	—	—	—	37,110	1,384,737	37.31	1,458,957	39.31
2011	—	—	—	—	—	12,551	649,793	51.77	705,433	56.21
2012	—	—	—	—	—	52,949	1,882,831	35.56	1,975,930	37.32
Thereafter	—	—	—	—	—	416,081	16,378,814	39.36	19,284,009	46.35

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER BOSTON PROPERTIES
Quarterly Lease Expirations—Greater Boston
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	24,416	1,022,731	41.89	1,022,731	41.89	—	—	—	—	—

Total 2003	24,416	$1,022,731	$41.89	$1,022,731	$41.89	—	$—	$—	$—	$—

Q1 2004	14,495	$718,726	$49.58	$718,726	$49.58	—	$—	$—	$—	$—
Q2 2004	85,089	2,814,542	33.08	2,814,542	33.08	—	—	—	—	—
Q3 2004	154,311	5,414,278	35.09	5,418,187	35.11	—	—	—	—	—
Q4 2004	105,833	3,589,711	33.92	3,616,956	34.18	—	—	—	—	—

Total 2004	359,728	$12,537,257	$34.85	$12,568,411	$34.94	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	9,777	1,229,150	125.72	1,216,598	124.43

Total 2003	—	—	$—	$—	$—	9,777	$1,229,150	$125.72	$1,216,598	$124.43

Q1 2004	—	$—	$—	—	$—	21,339	$1,748,559	$81.94	$1,693,059	$79.34
Q2 2004	—	—	—	—	—	10,579	1,279,419	120.94	1,222,419	115.55
Q3 2004	—	—	—	—	—	3,347	526,920	157.43	502,920	150.26
Q4 2004	—	—	—	—	—	6,555	659,216	100.57	685,220	104.53

Total 2004	—	$—	$—	$—	$—	$41,820	$4,214,114	$100.77	$4,103,618	$98.13

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER WASHINGTON PROPERTIES
Lease Expirations—Greater Washington
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	36,005	$1,018,244	$28.28	$1,018,244	$28.28	7,000	$119,551	$17.08	$119,551	$17.08
2004	203,124	7,824,752	38.52	7,870,542	38.75	81,199	1,500,596	18.48	1,507,083	18.56
2005	353,472	12,358,560	34.96	12,772,956	36.14	101,345	1,482,016	14.62	1,518,693	14.99
2006	420,928	12,258,118	29.12	12,885,408	30.61	33,400	541,107	16.20	569,160	17.04
2007	370,671	12,646,805	34.12	13,091,452	35.32	163,422	3,490,594	21.36	3,523,244	21.56
2008	199,439	6,228,669	31.23	6,971,891	34.96	57,730	1,298,372	22.49	1,336,615	23.15
2009	980,947	32,412,133	33.04	33,809,067	34.47	—	—	—	—	—
2010	773,484	28,201,626	36.46	31,610,890	40.87	79,971	1,169,716	14.63	1,171,896	14.65
2011	1,065,677	33,191,364	31.15	39,155,901	36.74	57,321	795,710	13.88	795,710	13.88
2012	435,506	15,678,599	36.00	19,553,783	44.90	—	—	—	—	—
Thereafter	1,131,096	34,790,156	30.76	43,160,957	38.16	205,304	3,680,039	17.92	4,291,374	20.90
	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2004	—	—	—	—	—	2,151	103,154	47.96	103,154	47.96
2005	—	—	—	—	—	4,274	141,964	33.22	143,882	33.66
2006	—	—	—	—	—	3,309	114,577	34.63	114,942	34.74
2007	—	—	—	—	—	16,548	425,319	25.70	448,025	27.07
2008	—	—	—	—	—	16,338	598,212	36.61	685,147	41.94
2009	—	—	—	—	—	875	41,744	47.71	42,211	48.24
2010	—	—	—	—	—	10,277	373,278	36.32	433,983	42.23
2011	—	—	—	—	—	11,221	475,957	42.42	535,392	47.71
2012	—	—	—	—	—	10,046	265,496	26.43	324,961	32.35
Thereafter	—	—	—	—	—	36,415	1,459,883	40.09	1,891,343	51.94

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER WASHINGTON PROPERTIES
Quarterly Lease Expirations—Greater Washington
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	36,005	1,018,244	28.28	1,018,244	28.28	7,000	119,551	17.08	119,551	17.08

Total 2003	36,005	$1,018,244	$28.28	$1,018,244	$28.28	7,000	$119,551	$17.08	$119,551	$17.08

Q1 2004	25,923	$901,498	$34.78	901,498	$34.78	14,338	$239,826	$16.73	239,826	$16.73
Q2 2004	40,483	1,309,243	32.34	1,311,547	32.40	43,101	811,781	18.83	811,781	18.83
Q3 2004	101,853	4,252,199	41.75	4,265,228	41.88	13,408	223,687	16.68	223,687	16.68
Q4 2004	34,865	1,361,812	39.06	1,392,269	39.93	10,352	225,301	21.76	231,788	22.39

Total 2004	203,124	$7,824,752	$38.52	$7,870,542	$38.75	81,199	$1,500,596	$18.48	$1,507,083	$18.56

	INDUSTRIAL								RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	$		$		$—	$		$—	—	$—	$—	$—	$—
Q2 2003		—		—	—		—	—	—	—	—	—	—
Q3 2003		—		—	—		—	—	—	—	—	—	—
Q4 2003		—		—	—		—	—	—	—	—	—	—

Total 2003		—		$—	$—		$—	$—	—	$—	$—	$—	$—

Q1 2004		—		$—	$—		$—	$—	—	$—	$—	$—	$—
Q2 2004		—		—	—		—	—	2,151	103,154	47.96	103,154	47.96
Q3 2004		—		—	—		—	—	—	—	—	—	—
Q4 2004		—		—	—		—	—	—	—	—	—	—

Total 2004		—		$—	$—		$—	$—	2,151	$103,154	$47.96	$103,154	$47.96

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations—Greater San Francisco
	Office					Office/Technical
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	265,910	$9,716,308	$36.54	$9,716,308	$36.54	7,100	$120,048	$16.91	$120,048	$16.91
2004	573,602	24,934,804	43.47	24,973,263	43.54	17,347	286,764	16.53	288,384	16.62
2005	346,740	14,444,829	41.66	14,502,756	41.83	54,939	753,461	13.71	776,101	14.13
2006	900,797	43,848,950	48.68	45,480,307	50.49	13,000	196,632	15.13	207,132	15.93
2007	427,561	20,640,869	48.28	21,135,718	49.43	10,350	135,180	13.06	158,400	15.30
2008	279,148	11,096,605	39.75	11,112,843	39.81	3,608	52,695	14.61	50,978	14.13
2009	260,477	11,378,537	43.68	12,048,578	46.26	—	—	—	—	—
2010	189,499	11,293,163	59.59	12,997,658	68.59	—	—	—	—	—
2011	192,689	17,992,769	93.38	18,485,363	95.93	—	—	—	—	—
2012	127,771	5,464,124	42.76	5,978,786	46.79	—	—	—	—	—
Thereafter	214,823	8,355,682	38.90	9,015,540	41.97	—	—	—	—	—
	Industrial					Retail
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	20,363	$714,163	$35.07	$731,233	$35.91
2004	40,000	424,836	10.62	434,436	10.86	25,296	1,294,816	51.19	1,294,816	51.19
2005	—	—	—	—	—	27,297	1,337,997	49.02	1,359,013	49.79
2006	—	—	—	—	—	21,606	1,062,027	49.15	1,068,446	49.45
2007	20,000	241,890	12.09	260,859	13.04	18,341	1,146,998	62.54	1,234,003	67.28
2008	—	—	—	—	—	43,899	1,999,873	45.56	2,062,957	46.99
2009	—	—	—	—	—	31,088	1,363,155	43.85	1,431,281	46.04
2010	—	—	—	—	—	30,749	1,306,176	42.48	1,520,176	49.44
2011	—	—	—	—	—	3,474	192,311	55.36	234,550	67.52
2012	—	—	—	—	—	35,018	2,165,851	61.85	2,458,101	70.20
Thereafter	—	—	—	—	—	12,417	892,256	71.86	997,893	80.37

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco
	Office								Office/Technical
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot
Q1 2003	—	$		$		$			$—	$		$		$		$
Q2 2003	—		—		—		—	—	—		—		—		—		—
Q3 2003	—		—		—		—	—	—		—		—		—		—
Q4 2003	265,910		9,716,308		36.54		9,716,308	36.54	7,100		120,048		16.91		120,048		16.91

Total 2003	265,910		$9,716,308		$36.54		$9,716,308	$36.54	7,100		$120,048		$16.91		$120,048		$16.91

Q1 2004	35,049		1,871,822		$53.41		1,885,947	$53.81	—		$—		$—		—		$—
Q2 2004	148,543		5,458,941		36.75		5,458,941	36.75	6,800		94,440		13.89		94,440		13.89
Q3 2004	235,794		10,970,400		46.53		10,971,531	46.53	6,547		135,576		20.71		135,576		20.71
Q4 2004	154,216		6,633,641		43.02		6,656,844	43.17	4,000		56,748		14.19		58,368		14.59

Total 2004	573,602		$24,934,804		$43.47		$24,973,263	$43.54	17,347		$286,764		$16.53		$288,384		$16.62

	Industrial					Retail
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—		$—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	20,363	714,163	35.07	731,233	35.91

Total 2003	—	$—	$—	$—	$—	20,363	$714,163	$35.07	$731,233	$35.91

Q1 2004	—	—	$—	—	$—	13,096	$629,169	$48.04	629,169	$48.04
Q2 2004	—	—	—	—	—	256	33,231	129.81	33,231	129.81
Q3 2004	—	—	—	—	—	4,239	206,577	48.73	206,577	48.73
Q4 2004	40,000	424,836	10.62	434,436	10.86	7,705	425,839	55.27	425,839	55.27

Total 2004	40,000	$424,836	$10.62	$434,436	$10.86	25,296	$1,294,816	$51.19	$1,294,816	$51.19

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	3,173	$172,038	$54.22	$172,038	$54.22	—	$—	$—	$—	$—
2004	270,619	16,502,102	60.98	16,517,126	61.03	—	—	—	—	—
2005	103,076	7,151,148	69.38	7,190,072	69.76	—	—	—	—	—
2006	343,438	23,302,477	67.85	23,575,649	68.65	—	—	—	—	—
2007	170,306	10,369,510	60.89	10,476,376	61.52	—	—	—	—	—
2008	488,118	29,729,142	60.91	30,416,850	62.31	—	—	—	—	—
2009	291,535	17,454,402	59.87	19,450,436	66.72	—	—	—	—	—
2010	287,774	19,344,027	67.22	20,410,804	70.93	—	—	—	—	—
2011	363,724	21,211,117	58.32	24,535,846	67.46	—	—	—	—	—
2012	891,075	52,712,451	59.16	53,767,672	60.34	—	—	—	—	—
Thereafter	3,054,646	182,832,474	59.85	220,556,811	72.20	—	—	—	—	—
	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	800	$256,507	$320.63	$256,507	$320.63
2004	—	—	—	—	—	1,650	187,524	113.65	187,524	113.65
2005	—	—	—	—	—	1,514	285,156	188.35	296,463	195.81
2006	—	—	—	—	—	15,225	668,437	43.90	683,058	44.86
2007	—	—	—	—	—	826	184,859	223.80	201,091	243.45
2008	—	—	—	—	—	3,232	161,884	50.09	169,126	52.33
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	336,496	66.90	413,996	82.31
2011	—	—	—	—	—	14,995	1,324,173	88.31	1,584,025	105.64
2012	—	—	—	—	—	5,639	621,841	110.28	818,811	145.20
Thereafter	—	—	—	—	—	152,056	13,304,994	87.50	17,394,565	114.40

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenue Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—		—	—	—	—
Q4 2003	3,173	172,038	54.22	172,038	54.22	—	—	—	—	—

Total 2003	3,173	$172,038	$54.22	$172,038	$54.22	—	$—	$—	$—	$—

Q1 2004	107,924	$6,751,363	$62.56	$6,751,363	$62.56	—	$—	$—	$—	$—
Q2 2004	51,445	4,098,320	79.66	4,098,320	79.66	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	111,250	5,652,419	50.81	5,667,443	50.94	—	—	—	—	—

Total 2004	270,619	$16,502,102	$60.98	$16,517,126	$61.03	—	$—	$—	$—	$—

	INDUSTRIAL							RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenue Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003		$		$—	$		$—		$		$
Q2 2003	—		—	—		—	—	—		—		—	—	—
Q3 2003
Q4 2003	—		—	—		—	—	800		256,507		320.63	256,507	320.63

Total 2003	—		$—	$—		$—	$—	800		$256,507		$320.63	$256,507	$320.63

Q1 2004	—		$—	$—		$—	$—	—		$—		$—	$—	$—
Q2 2004	—		—	—		—	—	350		50,655		144.73	50,655	144.73
Q3 2004	—		—	—		—	—	—		—		—	—	—
Q4 2004	—		—	—		—	—	1,300		136,869		105.28	136,869	105.28

Total 2004	—		$—	$—		$—	$—	1,650		$187,524		$113.65	$187,524	$113.65

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations — Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—
2004	377,822	11,490,192	30.41	11,490,192	30.41	—	—	—	—	—
2005	228,388	7,228,354	31.65	7,245,104	31.72	—	—	—	—	—
2006	92,041	3,102,246	33.71	3,233,362	35.13	—	—	—	—	—
2007	513,240	14,888,862	29.01	15,923,580	31.03	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	177,428	5,803,810	32.71	6,478,870	36.52	—	—	—	—	—
2010	154,917	5,106,368	32.96	5,603,900	36.17	—	—	—	—	—
2011	258,039	7,925,105	30.71	8,720,857	33.80	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	319,668	9,448,193	29.56	10,580,541	33.10	—	—	—	—	—
	INDUSTRIAL								RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	$		$		$—	$		$—	$		$		$
2004		—		—	—		—	—		2,904		48,000		16.53	48,000	16.53
2005		—		—	—		—	—		—		—		—	—	—
2006		—		—	—		—	—		—		—		—	—	—
2007		—		—	—		—	—		—		—		—	—	—
2008		—		—	—		—	—		—		—		—	—	—
2009		—		—	—		—	—		—		—		—	—	—
2010		—		—	—		—	—		—		—		—	—	—
2011		—		—	—		—	—		—		—		—	—	—
2012		—		—	—		—	—		—		—		—	—	—
Thereafter		—		—	—		—	—		—		—		—	—	—

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
Quarterly Lease Expirations — Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	80,586	2,243,192	27.84	2,243,192	27.84	—	—	—	—	—

Total 2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—

Q1 2004	3,022	$110,910	$36.70	$110,910	$36.70	—	$—	$—	$—	$—
Q2 2004	54,636	1,536,832	28.13	1,536,832	28.13	—	—	—	—	—
Q3 2004	121,054	3,715,691	30.69	3,715,691	30.69	—	—	—	—	—
Q4 2004	199,110	6,126,759	30.77	6,126,759	30.77	—	—	—	—	—

Total 2004	377,822	$11,490,192	$30.41	$11,490,192	$30.41	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	—	—	—	—	—

Total 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	2,904	$48,000	$16.53	$48,000	$16.53

Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

Boston Properties, Inc.
Third Quarter 2003

IN-SERVICE OTHER PROPERTIES
Lease Expirations
Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	50,006	$1,438,815	$28.77	$1,438,815	$28.77	—	$—	$—	$—	$—
2004	78,408	1,849,459	23.59	1,850,267	23.60	—	—	—	—	—
2005	430,591	11,038,029	25.63	11,514,099	26.74	—	—	—	—	—
2006	626,495	19,073,993	30.45	19,557,513	31.22	—	—	—	—	—
2007	89,093	2,876,476	32.29	2,923,262	32.81	—	—	—	—	—
2008	8,647	222,693	25.75	247,607	28.64	—	—	—	—	—
2009	31,164	767,015	24.61	867,509	27.84	—	—	—	—	—
2010	28,840	634,548	22.00	714,172	24.76	—	—	—	—	—
2011	4,618	124,098	26.87	139,614	30.23	—	—	—	—	—
2012	30,566	955,188	31.25	1,219,278	39.89	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—
	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	—	$8,721	$—	$8,721	$—
2004	161,000	774,422	4.81	774,422	4.81	2,183	72,623	33.27	72,623	33.27
2005	—	—	—	—	—	5,296	261,738	49.42	268,765	50.75
2006	—	—	—	—	—	3,336	162,382	48.68	162,382	48.68
2007	—	—	—	—	—	6,700	262,854	39.23	262,854	39.23
2008	—	—	—	—	—	3,561	78,410	22.02	90,705	25.47
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	14,578	287,054	19.69	391,422	26.85

IN-SERVICE OTHER PROPERTIES
Quarterly Lease Expirations
Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE										OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot		Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	$		$		$		$		$		$		$		$
Q2 2003		—		—		—		—		—		—		—		—	—	—
Q3 2003		—		—		—		—		—		—		—		—	—	—
Q4 2003		50,006		1,438,815		28.77		1,438,815		28.77		—		—		—	—	—

Total 2003		50,006		$1,438,815		$28.77		$1,438,815		$28.77		—		$—		$—	$—	$—

Q1 2004		—		$—		$—		$—		$—		—		$—		$—	$—	$—
Q2 2004		9,483		305,627		32.23		305,627		32.23		—		—		—	—	—
Q3 2004		66,935		1,480,564		22.12		1,479,528		22.10		—		—		—	—	—
Q4 2004		1,990		63,268		31.79		65,113		32.72		—		—		—	—	—

Total 2004		78,408		$1,849,459		$23.59		$1,850,267		$23.60		—		$—		$—	$—	$—

	INDUSTRIAL								RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2003	$		$		$—	$		$—	$		$		$
Q2 2003		—		—	—		—	—		—		—		—	—	—
Q3 2003		—		—	—		—	—		—		—		—	—	—
Q4 2003		—		—	—		—	—		—		8,721		—	8,721	—

Total 2003		—		$—	$—		$—	$—		—		$8,721		$—	$8,721	$—

Q1 2004		—		$—	$—		$—	$—		2,183		$72,623		$33.27	$72,623	$33.27
Q2 2004		161,000		774,422	4.81		774,422	4.81		—		—		—	—	—
Q3 2004		—		—	—		—	—		—		—		—	—	—
Q4 2004		—		—	—		—	—		—		—		—	—	—

Total 2004		161,000		$774,422	$4.81		$774,422	$4.81		2,183		$72,623		$33.27	$72,623	$33.27

Boston Properties, Inc.
Third Quarter 2003

CBD PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003 (1)	23,214	$1,978,712	$85.24	$1,966,160	$84.70	2,885	$105,863	$36.69	$105,863	$36.69
2004 (2)	116,282	7,709,730	66.30	7,621,437	65.54	153,431	6,445,412	42.01	6,487,857	42.29
2005	513,589	23,768,266	46.28	24,042,987	46.81	95,801	3,627,838	37.87	3,700,637	38.63
2006	146,969	7,039,265	47.90	7,117,542	48.43	42,208	1,596,549	37.83	1,695,773	40.18
2007	153,937	8,257,485	53.64	8,500,773	55.22	275,177	9,340,538	33.94	9,486,357	34.47
2008	176,705	7,208,085	40.79	7,230,597	40.92	33,613	1,251,375	37.23	1,418,638	42.21
2009	727,068	26,510,166	36.46	29,013,183	39.90	441,580	15,709,499	35.58	17,088,133	38.70
2010	150,555	6,275,624	41.68	7,021,609	46.64	213,929	7,732,575	36.15	9,137,485	42.71
2011	435,943	21,896,997	50.23	26,114,940	59.90	106,022	3,489,548	32.91	4,294,606	40.51
2012	309,025	13,972,204	45.21	14,907,822	48.24	77,318	2,876,971	37.21	2,952,986	38.19
Thereafter	1,101,614	45,379,117	41.19	52,915,984	48.03	169,053	7,209,689	42.65	8,448,051	49.97
	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	3,973	$428,545	$107.86	$428,545	$107.86	109,899	$4,424,209	$40.26	$4,441,279	$40.41
2004	272,269	16,689,625	61.30	16,704,649	61.35	544,878	24,180,023	44.38	24,195,280	44.40
2005	104,590	7,436,304	71.10	7,486,536	71.58	323,458	14,158,550	43.77	14,198,100	43.89
2006	358,663	23,970,914	66.83	24,258,708	67.64	878,417	42,470,499	48.35	43,870,300	49.94
2007	171,132	10,554,369	61.67	10,677,467	62.39	432,627	21,278,765	49.19	21,846,654	50.50
2008	491,350	29,891,026	60.83	30,585,976	62.25	258,236	11,174,626	43.27	11,398,483	44.14
2009	291,535	17,454,402	59.87	19,450,436	66.72	286,309	12,556,649	43.86	13,265,172	46.33
2010	292,804	19,680,523	67.21	20,824,800	71.12	212,524	12,431,339	58.49	14,286,113	67.22
2011	378,719	22,535,290	59.50	26,119,872	68.97	196,163	18,185,080	92.70	18,719,913	95.43
2012	896,714	53,334,292	59.48	54,586,483	60.87	162,789	7,629,975	46.87	8,436,887	51.83
Thereafter	3,206,702	196,137,469	61.16	237,951,376	74.20	227,240	9,247,939	40.70	10,013,432	44.07
	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	50,006	$1,447,536	$28.95	$1,447,536	$28.95
2004	—	—	—	—	—	80,591	1,922,082	23.85	1,922,890	23.86
2005	—	—	—	—	—	435,887	11,299,767	25.92	11,782,865	27.03
2006	—	—	—	—	—	629,831	19,236,374	30.54	19,719,895	31.31
2007	—	—	—	—	—	95,793	3,139,331	32.77	3,186,116	33.26
2008	—	—	—	—	—	12,208	301,103	24.66	338,312	27.71
2009	—	—	—	—	—	31,164	767,015	24.61	867,509	27.84
2010	—	—	—	—	—	28,840	634,548	22.00	714,172	24.76
2011	—	—	—	—	—	4,618	124,098	26.87	139,614	30.23
2012	—	—	—	—	—	30,566	955,188	31.25	1,219,278	39.89
Thereafter	—	—	—	—	—	14,578	287,054	19.69	391,422	26.85
(1)
Includes 9,777 square feet of retail space and kiosks at an average current rent on expiring leases of $125.72 per square foot and an average rent on expiring leases with future step-ups of $124.43 per square foot.

(2)
Includes 40,620 square feet of retail space and kiosks at an average current rent on expiring leases of $102.56 per square foot and an average rent on expiring leases with future step-ups of $99.84 per square foot.

  Boston Properties, Inc.
  Third Quarter 2003

  SUBURBAN PROPERTIES

  Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	10,979	$273,168	$24.88	$273,168	$24.88	40,120	$1,031,933	$25.72	$1,031,933	$25.72
2004	285,266	9,041,641	31.70	9,050,592	31.73	133,043	2,983,090	22.42	2,992,922	22.50
2005	363,471	11,140,535	30.65	11,222,932	30.88	363,290	10,354,702	28.50	10,734,894	29.55
2006	648,517	16,199,623	24.98	16,221,989	25.01	415,429	11,317,253	27.24	11,873,736	28.58
2007	456,913	11,701,313	25.61	13,041,369	28.54	275,464	7,222,181	26.22	7,576,365	27.50
2008	310,002	8,917,861	28.77	9,882,156	31.88	239,894	6,873,877	28.65	7,575,015	31.58
2009	298,665	11,109,843	37.20	11,575,701	38.76	540,242	16,744,378	30.99	16,763,145	31.03
2010	83,958	1,923,629	22.91	2,066,940	24.62	649,803	22,012,046	33.87	24,079,283	37.06
2011	444,870	9,261,738	20.82	10,623,047	23.88	1,028,197	30,973,482	30.12	36,192,395	35.20
2012	424,413	11,746,526	27.68	13,453,057	31.70	368,234	13,067,124	35.49	16,925,759	45.96
Thereafter	197,075	7,104,389	36.05	8,614,154	43.71	1,203,762	32,720,389	27.18	40,895,623	33.97
	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	—	$—	$—	$—	$—	183,474	$6,126,310	$33.39	$6,126,310	$33.39
2004	—	—	—	—	—	111,367	2,761,196	24.79	2,795,620	25.10
2005	—	—	—	—	—	105,518	2,377,737	22.53	2,439,770	23.12
2006	—	—	—	—	—	56,986	2,637,111	46.28	2,885,585	50.64
2007	—	—	—	—	—	43,625	886,172	20.31	942,326	21.60
2008	—	—	—	—	—	68,419	1,974,547	28.86	1,828,295	26.72
2009	—	—	—	—	—	5,256	185,043	35.21	214,687	40.85
2010	—	—	—	—	—	7,724	168,000	21.75	231,720	30.00
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—
	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—
2004	380,726	11,538,192	30.31	11,538,192	30.31	161,000	774,422	4.81	774,422	4.81
2005	228,388	7,228,354	31.65	7,245,104	31.72	—	—	—	—	—
2006	92,041	3,102,246	33.71	3,233,362	35.13	—	—	—	—	—
2007	513,240	14,888,862	29.01	15,923,580	31.03	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	177,428	5,803,810	32.71	6,478,870	36.52	—	—	—	—	—
2010	154,917	5,106,368	32.96	5,603,900	36.17	—	—	—	—	—
2011	258,039	7,925,105	30.71	8,720,857	33.80	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	319,668	9,448,193	29.56	10,580,541	33.10	—	—	—	—	—

Boston Properties, Inc.
Third Quarter 2003

HOTEL PERFORMANCE
Long Wharf Marriott—Boston

	Third Quarter 2003	Third Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	90.7%	88.9%	2.0%	81.4%	84.4%	-3.6%
Average Daily Rate	$212.53	$232.27	-8.5%	$195.05	$211.03	-7.6%
Revenue per available room	$192.69	$206.57	-6.7%	$158.84	$178.13	-10.8%
Hotel Revenues Less Hotel Operating Expenses (in thousands)	$2,608	$3,446	-24.3%	$6,005	$7,403	-18.9%

Cambridge Center Marriott

	Third Quarter 2003	Third Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	81.1%	86.0%	-5.7%	74.3%	77.6%	-4.3%
Average Daily Rate	$140.82	$164.24	-14.3%	$151.62	$170.68	-11.2%
Revenue per available room	$114.16	$141.30	-19.2%	$112.64	$132.37	-14.9%
Hotel Revenues Less Hotel Operating Expenses (in thousands)	$1,156	$1,792	-35.5%	$3,613	$5,388	-32.9%

Residence Inn by Marriott

	Third Quarter 2003	Third Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	91.3%	90.8%	0.6%	80.3%	86.2%	-6.8%
Average Daily Rate	$129.20	$148.20	-12.8%	$125.20	$138.16	-9.4%
Revenue per available room	$117.96	$134.52	-12.3%	$100.59	$119.13	-15.6%
Hotel Revenues Less Hotel Operating Expenses (in thousands)	$949	$1,245	-23.8%	$2,125	$2,850	-25.4%

Total Hotel Performance

	Third Quarter 2003	Third Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	86.9%	88.1%	-1.4%	78.3%	82.0%	-4.5%
Average Daily Rate	$165.73	$186.82	-11.3%	$162.64	$179.25	-9.3%
Revenue per available room	$144.91	$164.77	-12.1%	$127.73	$147.05	-13.1%
Hotel Revenues Less Hotel Operating Expenses (in thousands)	$4,713	$6,483	-27.3%	$11,743	$15,641	-24.9%

Boston Properties, Inc.
Third Quarter 2003

SAME PROPERTY PERFORMANCE

	Office	Office/Technical	Industrial	Hotel (3)	Total
Number of Properties	94	26	4	3	127
Square feet	25,925,149	1,501,211	390,273	937,874	28,754,507
Percent of in-service properties	88.9%	90.4%	100.0%	100.0%	89.4%
Occupancy @ 9/30/02	94.4%	95.0%	100.0%	—	94.5%
Occupancy @ 9/30/03	92.8%	88.5%	56.6%	—	92.0%
Percent change from 3rd quarter 2003
over 3rd quarter 2002 (1):
Rental revenue	0.8%	-0.1%	-34.3%	-12.3%	-0.2%
Operating expenses and real estate taxes	4.7%	23.9%	6.1%	-5.1%	3.6%
Rental revenue less operating expenses and real estate taxes	-1.2%	-6.1%	-43.1%	-27.4%	-2.3%
Rental revenue less operating expenses and real estate taxes—without hotels					-1.4%
Rental revenue—cash basis	1.5%	1.0%	-34.1%	-12.3%	0.4%
Rental revenue less operating expenses and real estate taxes—cash basis	-0.2%	-4.9%	-42.7%	-27.4%	-1.5%
Rental revenue less operating expenses and real estate taxes—cash basis—without hotels					-0.5%

Same Property Lease Analysis—quarter ended September 30, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @ 7/01/03 (sf)	1,792,900	152,738	41,168	1,986,806
Square footage of leases expiring or terminated 07/01/03-09/30/03	915,057	65,136	128,105	1,108,298

Total space for lease (sf)	2,707,957	217,874	169,273	3,095,104

New tenants (sf)	171,014	26,811	—	197,825
Renewals (sf)	661,296	18,455	—	679,751

Total space leased (sf)	832,310	45,266	—	877,576

Space available @ 9/30/03 (sf)	1,875,647	172,608	169,273	2,217,528

Net (increase)/decrease in available space (sf)	(82,747)	(19,870)	(128,105)	(230,722)
Average lease term (months)	73	33	—	71
2nd generation TI/Comm PSF	$6.43	$8.20	$—	$6.52
Increase (decrease) in 2nd generation net rents (2)	-14.1%	-1.7%	0%	-13.6%

(1)
See page 47 for a quantitative reconciliation.

(2)
Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

(3)
Includes revenue and expenses from retail tenants at the hotel properties.

Boston Properties, Inc.
Third Quarter 2003

Reconciliation to Same Property Performance
(in thousands)

	Office				Office/Technical					Industrial
	For the three months ended				For the three months ended					For the three months ended
			$ Change	% Change			$ Change	% Change				$ Change	% Change
	30-Sep-03	30-Sep-02			30-Sep-03	30-Sep-02				30-Sep-03	30-Sep-02
Rental Revenue	$258,906	$256,435			$5,675	$5,681				$415	$631
Less Termination Income	1,735	1,382			—	—				—	—

Rental revenue—subtotal	257,171	255,053	2,118	0.8%	5,675	5,681	(6)		-0.1%	415	631	(216)	-34.2%
Operating expenses and real estate taxes	89,905	85,836	4,069	4.7%	1,398	1,128	270		23.9%	121	114	7	6.1%

Rental revenue less operating expenses and real estate taxes	$167,266	$169,217	$(1,951)	-1.2%	$4,277	$4,553	$(276)		-6.1%	$294	$517	$(223)	-43.1%

Rental revenue—subtotal	$257,171	$255,053			$5,675	$5,681		$		$415	$631
Less Straight Line Rent	8,264	9,905	(1,641)		93	153	(60)			(12)	(17)	5

Rental revenue—cash basis	248,907	245,148	3,759	1.5%	5,582	5,528	54		1.0%	427	648	(221)	-34.1%
Less:
Operating expenses and real estate taxes	89,905	85,836	4,069	4.7%	1,398	1,128	270		23.9%	121	114	7	6.1%

Rental revenue less operating expenses and real estate taxes—cash basis	$159,002	$159,312	$(310)	-0.2%	$4,184	$4,400	$(216)		-4.9%	$306	$534	$(228)	-42.7%

	Hotel				Total
	For the three months ended				For the three months ended
			$ Change	% Change			$ Change	% Change
	30-Sep-03	30-Sep-02			30-Sep-03	30-Sep-02
Rental Revenue	$17,527	$19,993			$282,523	$282,740
Less Termination Income	—	—			1,735	1,382

Rental revenue—subtotal	17,527	19,993	$(2,466)	-12.3%	280,788	281,358	(570)	-0.2%
Operating expenses and real estate taxes	12,829	13,524	(695)	-5.1%	104,253	100,602	3,651	3.6%

Rental revenue less operating expenses and real estate taxes	$4,698	$6,469	$(1,771)	-27.4%	$176,535	$180,756	$(4,221)	-2.3%

Rental revenue—subtotal	$17,527	$19,993			$280,788	$281,358
Less Straight Line Rent	3	—	3	100.0%	8,348	10,041	(1,693)

Rental revenue—cash basis	17,524	19,993	(2,469)	-12.3%	272,440	271,317	1,123	0.4%
Less:
Operating expenses and real estate taxes	12,829	13,524	(695)	-5.1%	104,253	100,602	3,651	3.6%

Rental revenue less operating expenses and real estate taxes—cash basis	$4,695	$6,469	$(1,774)	-27.4%	$168,187	$170,715	$(2,528)	-1.5%

Boston Properties, Inc.
Third Quarter 2003

PROPERTY PERFORMANCE

All In-Service Properties—quarter ended September 30, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @ 07/01/03 (sf)	2,051,783	152,738	41,168	2,245,689
Property dispositions	—	—	—	—
New development completed (sf)	—	—	—	—
Leases expiring or terminated 07/01/03—09/30/03 (sf)	918,737	65,136	128,105	1,111,978

Total space for lease (sf)	2,970,520	217,874	169,273	3,357,667

New tenants (sf)	217,758	26,811	—	244,569
Renewals (sf)	661,296	18,455	679,751

Total space leased (sf)	879,054	45,266	—	924,320

Space available @ 09/30/03 (sf)	2,091,466	172,608	169,273	2,433,347

Net (increase)/decrease in available space (sf)	(39,683)	(19,870)	(128,105)	(187,658)
Average lease term (months)	73	33	—	71
2nd generation TI/Comm PSF	$6.43	$8.20	$—	$6.52
Increase (decrease) in 2nd generation net rents (1)	-14.05%	-1.68%	0.00%	-13.64%

(1)
Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2)
Details of 1st and 2nd generation space:

	1st Generation	2nd Generation	Total Leased
Boston	64,530	159,414	223,944
Washington	—	576,135	576,135
New York	—	19,744	19,744
San Francisco	—	72,905	72,905
Princeton	—	31,592	31,592

	64,530	859,790	924,320

Boston Properties, Inc.
Third Quarter 2003

HISTORICALLY GENERATED CAPITAL EXPENDITURES,
TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures
(in thousands)

	Q3 2003	Q2 2003	Q1 2003	2002	2001
Recurring capital expenditures	$3,415	$4,726	$1,960	$16,674	$11,770
Planned non-recurring capital expenditures associated with acquisition properties (1)	446	596	2,324	31,908	45,052
Hotel improvements, equipment upgrades and replacements	353	911	405	3,218	9,230

	$4,214	$6,233	$4,689	$51,800	$66,052

2nd Generation Tenant Improvements and Leasing Commissions(2)
(in thousands, except per share amounts)

	Q3 2003	Q2 2003	Q1 2003	2002	2001
Office
Square feet	814,524	448,021	501,547	2,122,409	2,394,291

Tenant improvement and lease commissions PSF	$6.43	$13.61	$8.34	$20.17	$17.47

Office/Technical
Square feet	45,266	47,147	4,700	347,321	348,178

Tenant improvement and lease commissions PSF	$8.20	$0.12	$0.86	$1.42	$3.13

Industrial
Square feet	—	—	—	244,904	—

Tenant improvement and lease commissions PSF	$—	$—	$—	$0.62	$—

Average tenant improvement and lease commission PSF	$6.52	$12.33	$8.27	$16.01	$15.65

(1)
Includes budgeted costs associated with previously disclosed acquisitions.

(2)
Based on leases executed during the period.

Boston Properties, Inc.
Third Quarter 2003

VALUE CREATION PIPELINE—ACQUISITIONS/DISPOSITIONS
as of September 30, 2003

ACQUISITIONS
For the period from January 1, 2003 through September 30, 2003

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Current Leased
Discovery Square (remaining 50% interest)	Apr-03	366,989	$18,273,000	$—	$18,273,000	96%
One Freedom Square (remaining 75% interest)	Aug-03	410,308	19,294,397	—	19,294,397	100%
Two Freedom Square (remaining 50% interest)	Aug-03	422,504	16,705,603	18,868,034	35,573,637	100%
South of Market—Reston, VA Land	Aug-03	N/A	13,522,000	—	13,522,000	N/A

Total Value Creation Pipeline—Acquisitions		1,199,801	$67,795,000	$18,868,034	$86,663,034	99%

DISPOSITIONS
For the period from January 1, 2003 through September 30, 2003

Property and other assets	Date Disposed	Square Feet	Gross Sales Price		Book Gain(Loss)
The Candler Building	Jan-03	540,706	$63,067,000		$(292,564)
875 Third Avenue	Feb-03	711,901	370,100,000	(1)	90,020,729
2300 N Street	Mar-03	289,243	122,000,000	(2)	64,310,972
Prudential Center garage spaces	May-03	N/A	1,935,000		153,000
Transfer of mortgage	Various	N/A	5,780,000		5,780,000

Total Dispositions		1,541,850	$562,882,000		$159,972,137

(1)
Includes $8.8 million of future tenant improvement work credited to buyer at closing.

(2)
Includes $8.0 million of future tenant improvement work credited to buyer at closing.

Boston Properties, Inc.
Third Quarter 2003

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS
as of September 30, 2003

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment(1)	Total Construction Loan	Amount Drawn at September 30, 2003	Estimated Future Equity Requirement	Percentage Leased
New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400	$32,209,172	$67,589,000	$65,000,000	$31,514,521	$1,894,349	100%
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272	462,517,552	653,500,000	493,500,000	310,362,351	7,844,799	23%
901 New York Avenue (25% ownership)	Q3 2004	Q3 2005	Washington, D.C.	1	538,463	21,744,648	44,777,000	30,000,000	8,481,095	1,513,447	80%

Total Development Properties				3	2,030,135	$516,471,372	$765,866,000	$588,500,000	$350,357,967	$11,252,395	48%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2003

Class A Office Building	Initial At Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment(1)	Construction Loan	Drawn at September 30, 2003	Estimated Future Equity Requirement	Percentage Leased
Waltham Weston Corporate Center	Q1 2002	Q4 2003	Waltham, MA	1	306,354	$70,826,568	$85,000,000	$—	$—	$14,173,432	65%
Two Freedom Square (50% ownership)	Q3 2002	Q2 2003	Reston, VA	1	422,504	39,901,983	49,336,000	—	—	9,434,017	100%
Shaws Supermarket	Q2 2003	Q2 2003	Boston, MA	1	57,235	23,390,659	24,034,000	—	—	643,341	100%

Total Developments Placed in Service				3	786,093	$134,119,210	$158,370,000	$—	$—	$24,250,790	86%

(1)
Includes net revenues during lease-up period and cash component of hedge contracts.

Boston Properties, Inc.
Third Quarter 2003

VALUE CREATION PIPELINE—OWNED LAND PARCELS
as of September 30, 2003

Location	No. of Parcels	Acreage	Developable Square Feet
Rockville, MD	3	72.2	1,037,000
Dulles, VA	2	76.6	945,000
Gaithersburg, MD	4	27.0	850,000
San Jose, CA	5	3.7	841,000
Reston, VA	4	42.6	1,602,000
Boston, MA	2	0.5	776,000
Marlborough, MA	1	50.0	400,000
Weston, MA	1	74.0	350,000
Waltham, MA	1	4.3	202,000
Andover, MA	1	10.0	110,000
Washington, D.C.	1	0.5	170,000

	25	361.4	7,283,000

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS
as of September 30, 2003

Location	No. of Parcels	Acreage	Developable Square Feet
Princeton, NJ (1)	14	149.9	1,900,000
Washington, D.C. (2)	1	3.7	1,132,000
Framingham, MA (2)	1	21.5	300,000
Cambridge, MA (3)	1	2.6	165,000

	17	177.7	3,497,000

(1)
$20.00 per developable square foot plus an earnout calculation.

(2)
Subject to ground lease.

(3)
Prior to January 23, 2004, the cost will be $28.32/SF of land area. Land area is approximately 108,000 SF.

Boston Properties, Inc.
Third Quarter 2003

Definitions

        This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons why management believes these measures provide useful information to investors about the company's financial condition or results of operations. Additional detail can be found in the company's most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations:

        Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), we calculate Funds from Operations, or "FFO," by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.

        Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific supplemental adjustments, including net derivative losses and early surrender lease adjustments. Although our FFO as adjusted clearly differs from NAREIT's definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

        In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

        Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

        If you would like to receive this document in a different electronic format, please call investor relations at 617-236-3322.

QuickLinks

  Exhibit 99.1
INDEX
COMPANY BACKGROUND
INVESTOR INFORMATION
FINANCIAL HIGHLIGHTS
CONSOLIDATED BALANCE SHEETS (in thousands)
CONSOLIDATED INCOME STATEMENTS
Interest Coverage Ratios (in thousands, except for ratio amounts)
Boston Properties, Inc. Third Quarter 2003
CAPITAL STRUCTURE
Debt (in thousands)
Equity (in thousands)
Boston Properties, Inc. Third Quarter 2003
DEBT ANALYSIS
Debt Maturities and Principal Payments (in thousands)
Unsecured Debt Unsecured Line of Credit — Matures January 17, 2006 (in thousands)
Unsecured Senior Notes (in thousands)
Unsecured and Secured Debt Analysis
Floating and Fixed Rate Debt Analysis
Senior Unsecured Debt Covenant Compliance Ratios (in thousands)
DEBT MATURITIES AND PRINCIPAL PAYMENTS (in thousands)
DEBT MATURITIES AND PRINCIPAL PAYMENTS (in thousands)
UNCONSOLIDATED JOINT VENTURES Miscellaneous Balance Sheet Information (unaudited and in thousands) as of September 30, 2003
Results of Operations (unaudited and in thousands) for the three months ended September 30, 2003
UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)
Debt Maturities and Principal Payments (in thousands)
Floating and Fixed Rate Debt Analysis
Debt Maturities and Principal Payments by Property (in thousands)
Boston Properties, Inc. Third Quarter 2003
PORTFOLIO OVERVIEW — SQUARE FOOTAGE Rentable Square Footage of In-Service Properties by Location and Type of Property
Hotel Properties
Structured Parking
Boston Properties, Inc. Third Quarter 2003
In-Service Property Listing as of September 30, 2003
Boston Properties, Inc. Third Quarter 2003
In-Service Property Listing as of September 30, 2003
Boston Properties, Inc. Third Quarter 2003
In-Service Property Listing as of September 30, 2003
Boston Properties, Inc. Third Quarter 2003
In-Service Property Listing as of September 30, 2003
Boston Properties, Inc. Third Quarter 2003
TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION
TOP 20 TENANTS BY SQUARE FEET LEASED
Major Signed Deals for Future Development
TENANT DIVERSIFICATION (GROSS RENT)
Boston Properties, Inc. Third Quarter 2003
PORTFOLIO OVERVIEW
Boston Properties, Inc. Third Quarter 2003 OCCUPANCY ANALYSIS
Boston Properties, Inc. Third Quarter 2003 IN-SERVICE OFFICE PROPERTIES
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003
Boston Properties, Inc. Third Quarter 2003 IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
Boston Properties, Inc. Third Quarter 2003 IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
Boston Properties, Inc. Third Quarter 2003
IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
Lease Expirations—Midtown Manhattan
Boston Properties, Inc. Third Quarter 2003
IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
Quarterly Lease Expirations—Midtown Manhattan
Boston Properties, Inc. Third Quarter 2003
IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
Lease Expirations — Princeton/East Brunswick
Boston Properties, Inc. Third Quarter 2003
IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES Quarterly Lease Expirations — Princeton/East Brunswick
Boston Properties, Inc. Third Quarter 2003
IN-SERVICE OTHER PROPERTIES Lease Expirations Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)
IN-SERVICE OTHER PROPERTIES Quarterly Lease Expirations Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)
Boston Properties, Inc. Third Quarter 2003
HOTEL PERFORMANCE Long Wharf Marriott—Boston
Cambridge Center Marriott
Residence Inn by Marriott
Total Hotel Performance
Boston Properties, Inc. Third Quarter 2003
SAME PROPERTY PERFORMANCE
Same Property Lease Analysis—quarter ended September 30, 2003
Boston Properties, Inc. Third Quarter 2003
Reconciliation to Same Property Performance (in thousands)
Boston Properties, Inc. Third Quarter 2003
PROPERTY PERFORMANCE
All In-Service Properties—quarter ended September 30, 2003
Boston Properties, Inc. Third Quarter 2003
HISTORICALLY GENERATED CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
Historical Capital Expenditures (in thousands)
2nd Generation Tenant Improvements and Leasing Commissions(2) (in thousands, except per share amounts)
Boston Properties, Inc. Third Quarter 2003
VALUE CREATION PIPELINE—ACQUISITIONS/DISPOSITIONS as of September 30, 2003
ACQUISITIONS For the period from January 1, 2003 through September 30, 2003
DISPOSITIONS For the period from January 1, 2003 through September 30, 2003
Boston Properties, Inc. Third Quarter 2003
VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS as of September 30, 2003
DEVELOPMENTS PLACED-IN-SERVICE DURING 2003
Boston Properties, Inc. Third Quarter 2003
VALUE CREATION PIPELINE—OWNED LAND PARCELS as of September 30, 2003
VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS as of September 30, 2003
Boston Properties, Inc. Third Quarter 2003
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